UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of Principal Executive Offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2019, the Board of Directors (the “Board”) of New Jersey Resources Corporation (“NJR” or the “Company”) elected Gregory E. Aliff as a director, effective immediately. Mr. Aliff’s term as a director will expire at the Company’s Annual Meeting of Shareowners in January 2020. The Board also appointed Mr. Aliff to the Board’s Audit Committee.

In connection with Mr. Aliff’s election to the Board, he will receive cash and equity compensation consistent with the Company’s Non-Employee Director Compensation Plan, as amended (the “Plan”). A description of the Plan can be found in Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 19, 2018, and is incorporated herein by reference. Other than this standard compensation arrangement, there are no arrangements or understandings between Mr. Aliff and any other person pursuant to which Mr. Aliff was elected as a director.

Mr. Aliff is not a party to a transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

NJR issued a press release announcing the election (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also, on May 7, 2019, Maureen A. Borkowski announced that she will end her service on the Board, effective immediately. Ms. Borkowski indicated that her resignation was for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated May 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: May 10, 2019	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 7, 2019